UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 16, 2013

AFC Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction

of Incorporation)

000-32369	58-2016606
(Commission File Number)	(IRS Employer Identification No.)

400 Perimeter Center Terrace, Suite 1000, Atlanta, Georgia	30346
(Address of Principal Executive Offices)	(Zip Code)

(404) 459-4450

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2013, John F. Hoffner informed AFC Enterprises, Inc. (the “Corporation”) that he is retiring from the Corporation’s board of directors following the expiration of his current term and will not stand for re-election in 2013. A copy of a press release announcing Mr. Hoffner’s retirement is being furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated April 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Enterprises, Inc.

Date: April 22, 2013	By:	/s/ Harold M. Cohen
Harold M. Cohen
Senior Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 22, 2013.